19. SUBSEQUENT EVENTS	12 Months Ended
Sep. 30, 2012
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

19. SUBSEQUENT EVENTS

In November 2012, the Company announced the sale of a portion of its mortgage portfolio. The Company sold a portfolio of performing single-family owner-occupied fixed rate mortgage loans with a book value of $46.3 million. The Company retained servicing on these loans. The Company recognized a pretax gain of approximately $2.0 million in connection with the sale.